EXHIBIT 10.5
                                  ------------
                             JOINT VENTURE AGREEMENT
                             -----------------------

              THIS JOINT VENTURE AGREEMENT (the "Agreement") is made and entered into as of the 12th day of December 2002, by and between Karamco, Inc. ("Karam") and Telecommunications Overseas Fusion Ltd ("TOFL") (collectively, the "Members").

              The Members shall organize a joint venture, in the form of a FZ-LLC company ("FZ-LLC") in Dubai Technology, Electronic Commerce & Media Free Zone, Dubai, United Arab Emirates, to be known as Efonica FC-LLC, to be owned fifty and two tenths ( 50.2%) percent by TOFL and forty nine and eight tenths (49.8%) percent by Karam, in order to develop, provide and market certain telecommunications services and to engage in other activities as set forth herein.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Members hereby agree as follows:

                                    ARTICLE I
                                    ---------
                          ESTABLISHMENT OF THE COMPANY
                          ----------------------------

       1.1 FORMATION. The Members hereby associate themselves as a FZ company (FZ-LLC) in Dubai Technology, Electronic Commerce & Media Free Zone to be known as Efonica FC-LLC for the purposes and upon the terms and conditions set forth in this Agreement. The Managers (as such term is defined in Section 6.1 of this Agreement) shall promptly take all actions necessary or appropriate to allow the Company to carry on its business in accordance with the terms of this Agreement, including, but not limited to executing and filing: (a) a Certificate of Formation in the form of Exhibit A hereto with Dubai Technology, Electronic Commerce and Media Free Zone, Dubai, United Arab Emirates; and (b) such other documents as Dubai Technology, Electronic Commerce and Media Free Zone, Dubai, United Arab Emirates may require for the formation, qualification and operation of the Company.

       1.2 NAME. The name of the Company is Efonica FZ-LLC or such other name selected by the Managers as may be acceptable to the appropriate recording officials of Dubai Technology, Electronic Commerce and Media Free Zone, Dubai, United Arab Emirates. The Members agree that the Company's use of any trademark or name owned by either of the Members shall not create any trademark ownership or other right of the Company with respect to such trademark or name.

       1.3 PURPOSE. The purpose of the Company is to jointly: (i) market, promote, distribute and provision PC to Phone services originated over a PC or other network-compatible hardware devices as mutually agreed upon; and pre- and post-paid card services as marketed to the Company's customers worldwide (hereinafter the "Services"); (ii) carry on all activities necessary

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or incidental to that purpose; and (iii) engage in all other lawful acts or activities for which FZ-LLC companies may be formed in Dubai, United Arab Emirates.

       (a) EXCLUSIVE. During the Term of this Agreement, and with the exception of the market in India, relating to an existing agreement between Fusion and Estel Telecommunications, the Members agree to an exclusive marketing and service arrangement for the provision, sale and distribution of PC to Phone services. Any and all termination services will be provided exclusively through the TOFL, or any of its affiliates' network or through any such arrangements as the Managers may determine to be most efficient.

       (b) NON-EXCLUSIVE. The Members agree that there shall not be exclusive marketing and service arrangements for the provision of (i) travel card services; (ii) corporate communications services; or (iii) telecommunications hardware.

       1.4 POWERS. The Company shall have the power to do all things necessary or desirable in the conduct of its business to the fullest possible extent, including but not limited to the power to: (a) acquire, hold and dispose of any and all property, whether real, personal or mixed, and any interest therein or appurtenances thereto; (b) borrow money for Company purposes; if security is required therefore, to mortgage, pledge or subject to any security arrangement any and all property of the Company; (c) hold record title to assets of the Company for any purpose convenient or beneficial to the Company; (d) enter into any contract necessary and proper for the business of the Company or its property or for any purpose beneficial to the Company; (e) retain or employ from time to time, at the Company's expense, persons, firms or corporations, including professional advisors, whether or not affiliated with the Members or either of them for the operation, management and further development of the business of the Company; and (f) execute and deliver on behalf of the Company, notes, bonds or other evidences of indebtedness, security arrangements of any kind or nature, leases, contracts or agreements and any or all other documents or instruments necessary to effectuate the exercise of the foregoing powers and to guarantee the performance of any such instrument or agreement.

       1.5 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company in Dubai shall be Dubai Internet City, Bldg. 9, Offices G02 and G03, Dubai, UAE.

       1.6 BUSINESS PLAN: The Managers shall adopt the business plan attached as Exhibit "C". ARTICLE II

                                     MEMBERS

       2.1    MEMBERS. The names and addresses of the Members are:


KARAMCO INC.
DOT LB Ctr., 9th Floor
Dekwaneh, Beirut - Lebanon
Telephone +9611 511811 / Facsimile +1-212-214-0642

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TELECOMMUNICATIONS OVERSEAS FUSION LTD
Suite 410
4th Floor
Barkly Wharf, Le Caudan Waterfront
Port Louis, Mauritius


       2.2 INTERESTS. Each Member shall have a voting interest in the decisions of the Company equal to its pro rata equity ownership.

                                   ARTICLE III
                                   -----------
                        BOOKS AND RECORDS OF THE COMPANY
                        --------------------------------

       3.1    COMPANY ACCOUNTING.

              (a) FINANCIALS: The Company will furnish the Members with an unaudited balance sheet, income statement, statement of cash flow and changes in Members' equity within 15 days after the end of each month. The Company shall establish and maintain financial accounting books and records in accordance with generally accepted accounting principles as applied in the United States ("GAAP"). At the end of each fiscal year of the Company, a firm of independent public accountants ("Accountants") selected by the Managers shall review the Company's income tax returns, and any other annual tax returns required to be filed. The Accountants shall also perform an audit of the Company's records and accounts for such fiscal year, and prepare a report, including their opinion, of the Company's financial statements and required footnote disclosures.

              (b) BUDGET: An annual budget will be submitted to the Managers for review and approval. Actuals against budget will be monitored and variances reviewed by the Managers on a monthly basis. Non-Budgeted expenses will be subject to financial review and approved by the Managers in writing.

       3.2 BOOKS AND RECORDS. The books and records of the Company shall at all times be maintained at the principal office of the Company and shall be open to inspection, examination, and copying by either of the Members or their duly authorized representatives during normal business hours. Upon written request of any Member, the Managers shall send full and exact copies of the books and records of the Company.

       3.3 FISCAL YEAR. Unless otherwise agreed upon by the Members, the fiscal year of the Company shall be the same as its taxable year, which shall be the same as the calendar year.

       3.4 TAX RETURNS. The Company shall make such tax elections and tax policy decisions as determined by the Managers. It is the intention of the Members that such elections and decisions shall not be influenced by the unique tax position of one Member absent the approval of the other Member. The Company shall cause to be prepared and timely filed any applicable income, franchise sales and use, property, payroll and other tax returns for the Company. Forms of

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such returns shall be submitted to the Members for review and final approval no later than 5 calendar days before their due date. Copies of final returns shall be sent to the Members promptly after filing. Each Member shall notify the Company and the other Member promptly upon receipt of any notice of any tax examination by any taxing authority pertaining to the Company or any of the Members. No settlement of any tax issue concerning the Company shall be made by any Member except after reasonable coordination with the Managers. The Members agree that TOFL shall serve as the Tax Matters Member.

                                   ARTICLE IV
                                   ----------
              INITIAL CAPITAL CONTRIBUTIONS AND ADDITIONAL FUNDING
              ----------------------------------------------------

       4.1 ADVANCES. TOFL shall make an initial advance to the Company in the amount of $70,000 for the first month of operation and up to $70,000 per month to cover any operating deficit for the following two months. As of the date of this Agreement, the Members acknowledge TOFL has already advanced $15,000. Out of the advance to Efonica, Roger Karam shall be authorized to get reimbursement for expenses already incurred by DOT-LB for Gitex and related expenses amounting to $29,947.56. Such advance is not to be considered a contribution to the capital of the Company but shall be treated as a loan. Such advance shall be repaid over the course of 24 months beginning the first month the Company generates a profit and taken from COLLECTED receipts prior to profit distribution or May 2003, whichever is sooner. In consideration for the advance by TOFL, the Company shall enter in a promissory note(s) and security agreement(s), securing the receivables of the Company. A copy of the promissory note and security agreement shall be attached as Exhibit "B". In addition to such advance, each Member may, but shall not be required to, advance funds to the Company. Any such advances shall not be considered contributions to the capital of the Company, unless pre-approved in writing by the Members, but shall be treated as loans thereto and shall be made under such terms as may be agreed upon by the Managers.

       4.2    ADDITIONAL CONTRIBUTIONS. If the Managers jointly determine that
(i) additional funds are required to carry out the purposes of the Company, (ii) the contribution of such funds by the Members is commercially advisable, and
(iii) such funds are not obtainable from other sources on acceptable terms, then the Members shall consider in good faith the provision of such additional funding in proportion to each Member's respective Percentage Interest as defined in Section 5.2 below (such funding to be made in the form of capital contributions or as debt on such terms as are determined by the Managers). However, neither Member shall be required to make any additional capital contributions to the Company and in no event shall either Member contribute additional funds or compel the other Member to contribute additional funds to the Company unless mutually agreed by both Members.

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                                    ARTICLE V
                                    ---------
                          PROFIT AND LOSS/DISTRIBUTIONS
                          -----------------------------

       5.1 ALLOCATION OF PROFITS AND LOSSES. After deducting for any advances made to the Company and direct costs of the Company's operations, including any applicable taxes, and providing for a reasonable operating reserve, the Managers shall allocate profits and losses of the Company to the Members on an equal basis.

       5.2 DISTRIBUTIONS. The profits, if any, of the Company shall be distributed to the Members on a quarterly basis. The amount of any such distributions shall be agreed upon by the Managers and shall be distributed 50% Karam and 50% TOFL.

       5.3 TAX WITHHOLDING. The Company is authorized to and shall withhold and pay over all amounts required to be withheld pursuant to Dubai Technology, Electronic Commerce and Media Free Zone, Dubai, United Arab Emirates or pursuant to any provision of any state or local tax law with respect to any payment or distribution or any allocation of income to any Member. Such withheld amounts shall be treated as distributions to the Member in question for all purposes of this Agreement.

                                   ARTICLE VI
                                   ----------
                            MANAGEMENT OF THE COMPANY
                            -------------------------

       6.1 APPOINTMENT OF BOARD OF MANAGERS. The Members shall jointly discuss and mutually determine the long-term goals, objectives and policies of the Company. The Members shall exercise control over the business affairs of The Company through three appointed managers (the "Managers"). The initial Managers shall be Matthew Rosen, Joel Maloff and Roger Karam. Initially and until his resignation, Matthew Rosen shall be the Chairman and Roger Karam shall be the President. The Managers shall have such powers and duties to manage and control the business and affairs of the Company as the Members shall assign to them. However, neither of the Members nor any officer, director, employee or agent of either Member (unless designated by the Member as the Manager) shall direct, supervise or take any action, in the name of or on behalf of the Company.

       6.2 LIABILITIES OF THE MANAGERS; OTHER INTERESTS. The Managers and their agents shall not be liable to the Company or to any of the Members for any acts performed or omitted to be performed in good faith, for errors in judgment, or for other acts or omissions not amounting to fraud, gross negligence or willful misconduct. The Company shall fully indemnify and hold harmless the Managers and Members and their agents from any losses or liabilities resulting from acts or omissions taken by them on behalf of the Company and in furtherance of the Company's interests. Except as set forth in this Agreement, the Managers may engage in or possess interests in other business ventures of every nature and description, whether or not competitive with the

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business of the Company, independently or with others, and neither the Company nor any of its Members shall, by virtue of this Agreement, have any rights in such other ventures or the income or profits derived therefrom.

       6.3 LIMITED LIABILITY OF THE MEMBERS. Notwithstanding any provision of this Agreement, the Members shall not be personally liable for any of the losses, debts or liabilities of the Company, except as otherwise expressly provided by law. Except as set forth in Section 4.2 no Member shall be required to make capital contributions to the Company to eliminate capital account deficits or for any other purpose, either upon dissolution of the Company or at any other time. Except as set forth in Article X, if applicable, the Members may engage in or possess interests in other business ventures of every nature and description, whether or not competitive with the business of the Company, independently or with others, and neither the Company nor any of its other Members shall, by virtue of this Agreement, have any rights in such other ventures or the income or profits derived therefrom.

       6.4 AGREEMENTS WITH THE COMPANY. The Company shall not enter into any significant transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any entity in which either Member (or any affiliate of either Member) has any interest, except (i) on an arms-length basis, or (ii) as specifically approved by both Members. With respect to any agreement between the Company and one of the Members, termination of such agreement based upon a breach, default or other action, inaction or condition of such contracting Member shall be made in the sole determination, and with the sole approval, of the non-contracting Member.

              In consideration for management services rendered to the JV, Roger Karam will receive minimum monthly compensation of 10% of monthly collected revenue, not to exceed $15,000 per month, paid monthly within 15 days of the month's close. Any deficiency in funds available for such payment will be made out of the combined budgetary allocation for third party distribution and direct sales bonuses and commissions.

       6.5 DEADLOCK. In the event that the Managers are unable to agree on a particular course of action for the Company and become deadlocked, they shall immediately give notice of the deadlock to the Members. Within three business days of receiving notice of the deadlock, each Member shall appoint two other persons to serve as mediators to attempt to resolve the deadlock. If the mediators are unable to resolve the deadlock within 15 business days of their appointment, the Company shall proceed with dissolution pursuant to Section 8.3(c).

                                   ARTICLE VII
                                   -----------
                             WITHDRAWAL AND TRANSFER
                             -----------------------

       7.1 RESTRICTIONS ON TRANSFERS. Neither Member shall transfer or encumber any Interest in the Company or any of such Member's rights under this Agreement without the approval of the other Member, except as expressly permitted by this Agreement. Any purported transfer to

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a third party of a Member's Interest not permitted by this Section 7 shall be void, and shall not be recognized by or effective against the Company or the other Member.

       7.2    TRANSFERS TO AFFILIATES. Notwithstanding the provisions of Section
7.1 hereof, a Member may transfer all or part of its Interest in the Company to an Affiliate of such Member. For purposes of this Section 7.2, an Affiliate shall mean an entity that is controlled by, or under common control with, a Member. Prior to transferring any Interest to an Affiliate, the transferring Member shall notify the other Member in writing and, at the request of the other Member, shall require that such Affiliate become a party to this Agreement.

       7.3 PERMITTED THIRD-PARTY TRANSFERS. No Member may transfer any part of its Interest in the Company unless the transfer is either: (a) a permitted transfer of all of the Member's Interest under Section 7.2 hereof; or (b) made to a Permitted Transferee subject to the Right of First Refusal provided in
Section 7.4 hereof. For purposes of this Agreement, a "Permitted Transferee" means an unaffiliated third party who is approved to become a member due to the other Member's decision not to exercise the right of first refusal granted in
Section 7.4 hereof.

       7.4 RIGHT OF FIRST REFUSAL; DISAPPROVAL RIGHT. If a Member desires to transfer a portion or all of its Interest in the Company to a non-Affiliate, the Member must first comply with the Right of First Refusal provisions of this
Section 7.4.

       (A) NOTICE OF OFFER. If a Member has received and wishes to accept a BONA FIDE offer for the purchase all or a portion of its Interest then such Member (the "Selling Member") shall first deliver written notice (the "Notice of Offer") of such intent to the other Member, including (1) the name and address of the proposed purchaser; (2) the price at which such Selling Member proposes to sell such Interest (the "Offer Price"); (3) the other terms of the proposed sale; and (4) that the prospective purchaser has offered to purchase the Interest for the Offer Price and on the stated terms. The Selling Member shall provide as promptly as practicable upon request any other information reasonably requested in order for the other Member to make an informed decision whether to exercise its purchase or sale rights described below. The Notice of Offer shall constitute an irrevocable offer by the Selling Member to either: (a) sell the Interest to the other Member; or (b) if requested by the other Member, to purchase all or a portion of the Interest of the other Member at the Offer Price.

       (B) OTHER MEMBER ACCEPTANCE OR REJECTION. The other Member shall have the right for a period of 30 calendar days after receipt of the Notice of Offer to notify (a "Notice of Acceptance") the Selling Member that such other Member has determined to: (a) purchase all or less than all, of the Selling Member's Interest; (b) sell all or less than all, of its Interest to the Selling Member at the Offer Price; or (c) object to the proposed purchaser for any of the, in which case the non-Selling Member must provide written notice to the Selling Member specifying the reasons for such disapproval.

       (C) FAILURE TO PROVIDE TIMELY NOTICE OF ACCEPTANCE OR REJECTION. If the non-Selling Member does not timely deliver a Notice of Acceptance or Rejection to the Selling Member within the period specified in Section 7.4(b) above, the Selling Member (1) shall be under no obligation

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to sell any of its Interest to the other Member, and (2) may, during a period of an additional 30 calendar days, transfer its Interest to the proposed purchaser specified in the Notice of Offer at a price not less than the Offer Price and on such other terms and conditions as are no more favorable to the proposed purchaser than those specified in the Notice of Offer. If the Selling Member does not consummate the sale of its Interest within such additional 60-day period, the restrictions against transfer provided in this Agreement shall again apply, and no sale by the Selling Member of any of its Interest shall be made other than in accordance with the terms of this Section 7.4. In the event of any permitted transfer to a Permitted Transferee pursuant to this Section 7.4, such purchaser must be required by the Selling Member, at the request of the other Member, to become a party to this Agreement before transfer of the Interest may occur.

                                  ARTICLE VIII
                                  ------------
                        TERM, TERMINATION AND DISSOLUTION
                        ---------------------------------

       8.1 TERM. Unless terminated earlier pursuant to Section 8.2, the Company shall continue in existence for a period of five (5) years (the "Initial Term"). Following the Initial Term, the Company shall continue in existence for successive one year periods unless notice of non-renewal is given at least 180 days prior to the expiration of the applicable term. In the event that any Member gives notice of non-renewal pursuant to this section, the Company shall begin immediately to wind up its affairs in accordance with Section 8.3(c) hereof.

       8.2 EARLY TERMINATION. The relationship between the Members reflected in this Agreement may be terminated, and the Company dissolved, prior to the term set forth in Section 8.1 hereof in the following circumstances:

       (a)    by the mutual written agreement of the Members;

       (b) by the remaining Member upon the legally required withdrawal from the Company of the other Member;

       (c) by the non-breaching Member upon the continuation of any material breach of this Agreement by the other Member for a period of 30 days after written notice of such breach is given by the non-breaching Member;

       (d) by either Member upon the entering of any decree of any court of competent jurisdiction directing dissolution of the Company, in accordance with its terms;

       (e) upon the happening of any other event which under law effects the dissolution of the Company or upon the bankruptcy of the Company; or

       (f) automatically upon the purchase by one of the Members of all of the other's Interest pursuant to Section 7.4 hereof.

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       Provided however, the Members shall not voluntarily terminate the existence of the Company until such time as the Promissory Note is paid in full.

       8.3    EFFECTS OF TERMINATION.

       (A) MUTUAL AGREEMENT. In the event of a termination by the mutual written agreement of the Members, the Members shall cease marketing to new customers the telecommunications services which are the subject of this Agreement. To the extent that the Company or either Member is a party to a service contract with a third party, and such contract requires the ongoing use of telecommunications services provided by the Company, the Company shall continue to provide the services necessary to fulfill the contract; provided, however, that the Company, or the Member that is the party to such a contract, shall immediately takes steps to identify an alternative source of those services and to provision the contract for its remaining term through such an alternative source as soon as possible.

       (B) DEFAULT OF A MEMBER. In the event of any termination pursuant to Sections 8.2(b), (c), (d) or (e) hereof, the Member which has not (i) given notice of termination, (ii) dissolved, (iii) become bankrupt, (iv) breached or
(v) become disqualified, as the case may be (the "Passive Member"), shall be entitled, at its sole option, to elect by written notice to the other Member, given within 30 days after such termination, to purchase the Interest of the other Member at fair market value. The fair market value shall be agreed upon by the Managers. If the Managers are unable to agree upon the fair market value, the purchase price shall be established by an outside appraiser mutually selected by the Members.

       (C) DISSOLUTION. In the event of a termination, if no Member gives notice within the relevant period for the exercise of the rights permitted by
Section 8.3(b), or if written notice is given by either Member demanding dissolution, then the Company shall be dissolved. Upon dissolution of the Company, the affairs of the Company shall be wound up and its assets liquidated as follows:

              (i) The Company shall commence to wind up its business and affairs as soon as practicable thereafter. To the extent that the Company or either Member is a party to a service contract with a third party, and such contract requires the ongoing use of telecommunications services provided by the Company, the Company shall continue to provide the services necessary to fulfill the contract; provided, however, that the Company, or the Member that is the party to such a contract, shall immediately take steps to identify an alternative source of those services and to provision the contract for its remaining term through such an alternative source as soon as possible. The Company shall be dissolved only after its affairs have been wound up and its assets distributed in liquidation. Pending dissolution of the Company, this Agreement shall continue to govern the affairs of the Company and the Members shall continue to share profit and loss, and net cash flow distributions during the period of liquidation in the same manner as set forth in Sections 5.2 and 5.3 hereof.

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              (ii)   The Company shall use its best efforts to liquidate the
       assets and business as an entirety, but the Managers shall have the right to determine the manner and terms of liquidation of the Company's assets, having due regard for the realization of fair value from and the minimization of losses attendant upon such liquidation. The proceeds, if any, from such liquidation shall be applied and distributed in the following order of priority: (A) to the payment of all debts and liabilities of the Company and all expenses of liquidation. The Promissory Note shall have priority over payment of all other liabilities or debts; (B) to the establishment of such reserves as the Company (or other liquidating agent) may deem reasonably necessary to provide for contingent or unforeseen liabilities or obligations of the Company; and
       (C) to the Members in accordance with their Percentage Interests;

              (iii) Other than TOFL, pursuant to the Promissory Note and Security Agreement, no Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company. If any real property of the Company is to be distributed in kind, any Member entitled to any interest in such property shall receive its interest therein as a co-owner with all other Members so entitled. If the Members are unable to agree upon the gross fair market value of any assets to be distributed in kind, such gross fair market value shall be determined by an independent appraiser selected by the Members (or other liquidating agent), the fees and expenses for which shall be borne by the Company;

              (iv) Within a reasonable time following completion of the liquidation of the Company's properties, the Company (or other liquidating agent) shall cause the Accountants to furnish to each of the Members an audited statement setting forth the assets and liabilities of the Company as of the date of complete liquidation, and each Member's portion of distributions made pursuant to this Section 8.3(c);

              (v) At such time as the Company (or other liquidating agent) determines that the reserves for contingent or unforeseen liabilities or obligations of the Company are no longer necessary, any proceeds of liquidation held in such reserves shall be distributed in proportion to the Members' Percentage Interests immediately before the distribution described in Section 8.3(c)(ii) hereof;

              (vi) Upon completion of the liquidation of the Company and the distribution of all Company funds, the Company shall dissolve and the Company Agreement shall terminate and the Members (or other liquidating agent) shall execute, acknowledge and record or file any required documents with the appropriate authorities as well as any and all other documents or instruments required to effectuate the dissolution and termination of the Company and the Company Agreement.

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                                   ARTICLE IX
                                   ----------
                        SUBSTITUTION; ADDITIONAL MEMBERS
                        --------------------------------

       9.1 ADMISSION OF SUBSTITUTED MEMBERS. The transferee of an Interest may not be admitted as a substituted Member unless and until all of the following conditions have been met:

              (a)    The transfer is made in accordance with Sections 7.3 and
7.4 hereof;

              (b) There has been filed with the Managers a written instrument, executed by the transferor, in form and substance reasonably satisfactory to the Managers, transferring to the transferee all or part of the transferor's Interest;

              (c) The transferee has confirmed, approved and adopted all of the terms and provisions of this Agreement, as the same may have been amended, which confirmation, approval and adoption may be evidenced by the execution by such transferee of a counterpart of this Agreement or in any other manner as is reasonably required by the Managers; and

              (d) The transferee has paid or agreed to pay, as the Managers may determine, all reasonable expenses relating to such admission.

              The time of admission of a transferee as a Member shall be the time when all of the conditions of this Section 9.1 have been satisfied.

       9.2 ADDITIONAL MEMBERS. Upon the majority agreement of the Members, additional Interest may be issued and sold to any person, whether or not already a Member, for the fair market value thereof, as determined in good faith by the Managers and under such other terms and conditions as deemed advisable by the Managers, including but not limited to terms and conditions relating to the applicability of this Agreement to such additional Interest. Admission of any Member pursuant to this Section 9.2 shall not be a cause of dissolution.

                                    ARTICLE X
                                    ---------
                                    SERVICES
                                    --------

       10.1 SERVICES PROVIDED BY THE COMPANY. Subject to the Managers' review on a quarterly basis, the President of the Company will be responsible for the day-to-day business affairs of the Company and will set all rates and commissions. At such time as service is provided through the Company platform, TOFL, or any of its affiliates, will provide the Company with a current LCR and premium LCR from which to develop end user rates at a margin to be mutually agreed upon. The Company will be charged all network and switching charges at a minimum of $.0025 per minute not to exceed $.01 per minute. TOFL, or any of its affiliates, will be responsible for providing its global VoIP, TDM, and Frame Relay network infrastructure for the termination of

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international traffic for Efonica. Efonica will be responsible for the costs associated with the prepaid PC-to-Phone specific equipment requirements. TOFL, or any of its affiliates, will work with Efonica to determine the most effective and cost efficient PC-to-Phone infrastructure solution. The Company will issue monthly sales and financial reports. TOFL, or any of its affiliates, will provide a statement of network and termination costs on a monthly basis. Actual performance against budget will be monitored and variances reviewed by the Board. Non-budgeted expenses will be subject to financial review and written approval by the Chairman of the Board. Back office support and sales will be provided at cost to the Company through a management agreement to be executed between the Company and Dot LB in Beirut, Lebanon. The Company intends, subject to national and international trademark availability, to brand as its servicemark or trademark "Efonica" and shall take all steps necessary to secure intellectual property protection.

                                   ARTICLE XI
                                   ----------
                     CONFIDENTIALITY/PROPRIETARY INFORMATION
                     ---------------------------------------

       11.1 CONFIDENTIALITY. Each of the Members recognizes that it may gain access to certain confidential, proprietary and trade secret information belonging to the other Member in the course of performing its duties under this Agreement. Each Member agrees to hold in strict confidence and not disclose to any other person any confidential information obtained from the other Member, except to the extent required by law or approved by the other Member. The obligations of the Members under this Section 11.1 will survive the expiration and termination of this Agreement. Upon termination of this Agreement, each Member agrees to return to the other Member any written materials obtained from the other which contain confidential or proprietary information belonging to the other Member.

                                   ARTICLE XII
                                   -----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

       12.1 REPRESENTATIONS OF KARAM. Karam hereby represents and warrants as follows:

       (a) Karam is a corporation duly organized, validly existing and in good standing under the laws of the Territory of the British Virgin Islands, and is duly qualified (or shall expeditiously take such action to cause it to be duly qualified) to do business in such jurisdictions as the Company business shall require, and has full power and authority to carry on its business as now conducted, and to own its assets, property and business.

       (b) All proceedings required to be taken by or on behalf of Karam to authorize Karam to enter into and carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by Karam, and constitutes a legal, valid and binding agreement of Karam enforceable in accordance with its terms.

       (c) Karam has full power, right and authority to enter into and perform this Agreement and the other agreements contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a default under, or violate, any agreement to which Karam is a party or by which its property is bound or its Articles of Incorporation and By-laws.

       12.2 REPRESENTATIONS OF TOFL. TOFL hereby represents and warrants as follows:

       (a) TOFL is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Mauritius , and is duly qualified (or shall expeditiously take such action to cause it to be duly qualified) to do business in such jurisdictions as the Company business shall require, and has full power and authority to carry on its business as now conducted, and to own its assets, property and business.

       (b) All corporate and other proceedings required to be taken by or on behalf of TOFL to authorize TOFL to enter into and carry out this Agreement have been duly and properly taken, and this Agreement has been duly executed and delivered by TOFL, and constitutes a legal, valid and binding agreement of TOFL enforceable against TOFL in accordance with its terms.

       (c) TOFL has full power, right and authority to enter into and perform this Agreement and the other agreements contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a default under, or violate, any agreement to which TOFL is a party or by which its property is bound, or TOFL's Articles of Incorporation or By-Laws.

                                  ARTICLE XIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

       13.1 ENTIRE AGREEMENT. This Agreement and the Schedules and Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof, and any other promises, statements, representations or inducements shall be of no force or effect unless set forth herein.

       13.2 AMENDMENTS. This Agreement may be amended from time to time upon the written consent of the Members.

       13.3 NO ASSIGNMENT. Neither party may assign this Agreement, or any of its rights, duties or obligations hereunder, without the prior written consent of the other party.

       13.4 NOTICES. All notices to The Company or any Member under this Agreement shall be in writing, duly signed by the party giving such notice, and transmitted personally or mailed postage prepaid by first class certified mail to such Member's address set forth below, or to any such other address as may hereafter be designated by a Member upon giving notice thereof to the Company and each other Member in accordance with this Section
13.4. All notices shall be deemed given when personally delivered or, if mailed, upon confirmation of return receipt.

                  Karam:   Roger Karam
                           Karamco, Inc.
                           DOT LB Ctr, 9th Floor
                           Dekwaneh, Beirut - Lebanon
                           Attention:  Mr. Roger Karam

                  TOFL:    Telecommunications overseas fusion ltd
                           Suite 410
                           4th Floor
                           Barkly Wharf, Le Caudan Waterfront
                           Port Louis, Mauritius

       13.5 AGREEMENT MAY BE EXECUTED IN COUNTERPARTS. This Agreement and any consents required hereunder may be executed in counterparts, all of which, taken together, shall be deemed one original.

       13.6 BINDING PROVISIONS. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and permitted assigns.

       13.7 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Any action to enforce this Agreement, seeking damages or injunctive relief for breach of this Agreement, or otherwise asserting any claims relating to this Agreement shall be brought in the federal or state courts of New York, and the parties hereto agree to submit themselves to the exclusive jurisdiction of such courts.

       13.8 RELATIONSHIP OF THE PARTIES. Karam and TOFL agree that each shall owe to the Company and to each other, as Members in the Company, a strict fiduciary duty of loyalty, diligence, good faith and fair dealing in all matters relating to the business of the Company. With respect to all other matters outside the business of the Company, Karam and TOFL are each free to pursue their own business opportunities without regard to the other, even if such opportunities place them in direct competition with each other.

       13.9 COOPERATION OF THE PARTIES. The parties agree to cooperate in good faith, to execute and deliver such documents, and to perform such acts as are reasonably necessary to effectuate the intent of the parties as expressed in this Agreement. The parties further agree to cooperate in making any and all regulatory filings that may be required to conduct the business contemplated by this Agreement.

       IN WITNESS WHEREOF, the Members have hereunto set their hands as of the day and year first above written.

                                    Karamco Inc.

                                    By__________/s/_______________________
                                       Name:
                                       Title:

                                    Telecommunications Overseas Fusion Ltd

                                    By__________/s/_______________________
                                        Name:
                                        Title:

                                    EXHIBIT A

                            Certificate of Formation

                                    EXHIBIT B

                     Promissory Note and Security Agreement

                                    EXHIBIT C